UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. __)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 31, 2019.

LYONDELLBASELL INDUSTRIES N.V.

LYONDELLBASELL INDUSTRIES N.V.

DELFTSEPLEIN 27E

3013 AA ROTTERDAM

THE NETHERLANDS

Meeting Information
Meeting Type:	Annual Meeting
For holders as of:	May 3, 2019
Date: May 31, 2019	Time: 8:30 a.m., Local Time
Location:	Sheraton Hotel
Schiphol Airport
Schiphol Blvd. 101
1118 BG Amsterdam
The Netherlands

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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NOTICE AND PROXY STATEMENT/ANNUAL REPORT INCLUDING 10-K

How to View Online:
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Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following proposals:

1.	Election of Directors

	1a.	Jacques Aigrain

	1b.	Lincoln Benet

	1c.	Jagjeet (Jeet) Bindra

	1d.	Robin Buchanan

	1e.	Stephen Cooper

	1f.	Nance Dicciani

	1g.	Claire Farley

	1h.	Isabella (Bella) Goren

	1i.	Michael Hanley

	1j.	Albert Manifold

	1k.	Bhavesh (Bob) Patel

	1l.	Rudy van der Meer

2.	Discharge of Executive Director and Members of the (Prior) Management Board from Liability

3.	Discharge of Non-Executive Directors and Members of the (Prior) Supervisory Board from Liability

4.	Adoption of 2018 Dutch Statutory Annual Accounts

5.	Appointment of PricewaterhouseCoopers Accountants N.V. as the Auditor of our 2019 Dutch Statutory Annual Accounts

6.	Ratification of PricewaterhouseCoopers LLP as our Independent Registered Public Accounting Firm

7.	Advisory Vote Approving Executive Compensation (Say-on-Pay)

8.	Ratification and Approval of Dividends

9.	Authorization to Conduct Share Repurchases

10.	Amendment of Long Term Incentive Plan